Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Disclosure Commitments and Contingencies [Abstract]
Commitments and Contingencies
12. Commitments and Contingencies
     We have two outstanding letters of credit issued for the benefit of certain insurance companies that provide workers’ compensation insurance to one of our tenants. Our obligation to provide the letters of credit terminates in 2013. At December 31, 2010, our obligation under the letters of credit was $4,200,000.
     We have an outstanding letter of credit issued for the benefit of certain insurance companies that provide liability and property insurance to one of our tenants. Our obligation to provide the letter of credit terminates in 2013. At December 31, 2010, our obligation under the letter of credit was $1,000,000.
     We have an outstanding letter of credit issued for the benefit of a city in Wisconsin that secures the completion and installation of certain public improvements by one of our tenants in connection with the development of a property. Our obligation to provide the letter of credit terminates in October 2013. At December 31, 2010, we had an obligation to provide a letter of credit in the amount of $215,000.
     We have an outstanding letter of credit issued for the benefit of a village in Illinois that secures the completion, installation and maintenance of certain public improvements by one of our partnerships in connection with the development of a property. Our obligation to provide the letter of credit terminates in August 2011. At December 31, 2010, our obligation under the letter of credit was $67,932.
     At December 31, 2010, we had outstanding construction in process of $356,793,000 for leased properties and were committed to providing additional funds of approximately $268,055,000 to complete construction. At December 31, 2010, we had contingent purchase obligations totaling $33,613,000. These contingent purchase obligations relate to unfunded capital improvement obligations. Rents due from the tenant are increased to reflect the additional investment in the property.
     We evaluate our leases for operating versus capital lease treatment in accordance with ASC Topic 840 “Leases.” A lease is classified as a capital lease if it provides for transfer of ownership of the leased asset at the end of the lease term, contains a bargain purchase option, has a lease term greater than 75% of the economic life of the leased asset, or if the net present value of the future minimum lease payments are in excess of 90% of the fair value of the leased asset. One lease related to a senior housing facility contains a bargain purchase option and has been classified as a capital lease. At December 31, 2010, we had operating lease obligations of $230,189,000 relating to certain ground leases and company office space. We incurred rental expense relating to company office space of $1,280,000, $1,138,000 and $1,452,000 for the years ended December 31, 2010, 2009 and 2008, respectively. Regarding the ground leases, we have sublease agreements with certain of our operators that require the operators to reimburse us for our monthly operating lease obligations. At December 31, 2010, aggregate future minimum rentals to be received under these noncancelable subleases totaled $32,329,000.
     At December 31, 2010, future minimum lease payments due under operating and capital leases are as follows (in thousands):

	Operating Leases	Capital Leases(1)
2011	$5,380	$604
2012	5,454	622
2013	5,158	640
2014	5,181	660
2015	5,189	8,425
Thereafter	203,827	—

Totals	$230,189	$10,951

(1)	Related assets of $17,815,000 recorded in real property.